LIQUIDITY	12 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY

NOTE 3— LIQUIDITY

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. In May 2024, the Company closed a private offering of ordinary shares and received subscription proceeds of $5.6 million.(see Note 15). In March 2025, the Company closed a public offering and received net proceeds of $10.7 million. (see Note 15)

As of September 30, 2025, the Company had cash and restricted cash of approximately $6.3 million and working capital of $19.5 million. For the year ended September 30, 2025, the Company had approximately $2.0 million net loss. As of September 30, 2025, the Company had outstanding bank loans of approximately $12.2 million from several PRC banks (including short-term bank loans of $10.2 million, current portion of long-term bank loans of approximately $1.1 million and long-term loan of $0.9 million). Management expects that it would be able to renew all of its existing bank loans upon their maturity based on past experience and the Company’s good credit history.

Based on the current operating plan, management believes that the above-mentioned measures, including cash and restricted cash of $6.3 million and $10.7 million proceeds from our public offering of Class A ordinary shares in March 2025, collectively will provide sufficient liquidity for the Company to settle the tax liabilities, to meet its future liquidity for at least 12 months from the date the Company’s consolidated financial statements are issued.